                                                                  Exhibit 10.38


                              SETTLEMENT AGREEMENT

This Settlement Agreement is effective as of March 20, 1996, and is made and entered into by and between: Molecular Dynamics, Inc. (hereinafter referred to as "MOLECULAR"), a California corporation, which has offices at 928 East Arques Avenue, Sunnyvale, California 94086; and Meridian Instruments, Inc., (hereinafter referred to as "MERIDIAN"), a Michigan corporation, which has offices at 2310 Science Parkway, Okemos, Michigan 48864.

WHEREAS, litigation is currently pending in the United States District Court for the Northern District of California, Molecular Dynamics, Inc. v. Meridian Instruments, Inc., Civil Action No. C 94-4292 SAW (JSB) ENE (hereinafter referred to as "District Court Action") initiated by MOLECULAR, alleging that MERIDIAN is infringing U.S. Patent Re. 34,214 (sometimes hereinafter referred to as "the '214 patent");

WHEREAS, MERIDIAN has asserted a counterclaim ("MERIDIAN's Counterclaim") in the District Court Action for declaratory relief alleging that U.S. Patent Re. 34,214 is invalid, not infringed, and unenforceable;

WHEREAS, MOLECULAR represents that it is the owner of all right, title, and interest in and to U.S. Patent Re. 34,214 and its related foreign patents and patent applications;

WHEREAS, MOLECULAR and MERIDIAN wish to resolve all claims relating to U.S. Patent Re. 34,214 and its related foreign patents and patent applications, including all claims and counterclaims asserted in the District Court Action and any claims which MOLECULAR may have against any customer of MERIDIAN;

NOW, THEREFORE, the parties to this Settlement Agreement, in reliance upon the above-recited representations and in consideration of the terms and covenants set forth below, agree as follows:

1.       Mutual Releases

         a. MOLECULAR hereby grants to MERIDIAN and its successors, assigns, agents, distributors, and anyone acting for or on behalf of MERIDIAN and to all of MERIDIAN's customers and their agents, employees, representatives, and assigns, a release from all liability owing to MOLECULAR as a result of MOLECULAR's claims asserted in the District Court Action.

         b. MERIDIAN hereby grants to MOLECULAR and its successors, assigns, and those acting for or on behalf of MOLECULAR, a release from all liability owing to MERIDIAN as a result of MERIDIAN's Counterclaim asserted in the District Court Action.

2.       Dismissal of District Court Action

The parties hereby agree and stipulate that the District Court Action will be dismissed with prejudice pursuant to a Stipulation and Order of Dismissal with Prejudice in the form shown in Exhibit A hereto to be executed by their respective counsel of record which will be submitted to the Court for entry but will be effective upon execution by all counsel for the parties hereto.

3.       License Grant

         a. MOLECULAR hereby grants to MERIDIAN and its Affiliates a non-exclusive transferable worldwide license under U.S. Patent Re. 34,214 and all related foreign patents and patent applications, and any divisions, continuations, reissues or extensions thereof (collectively, the "Patents"), subject to the terms and conditions of this Agreement. The term "Affiliates" shall mean companies the majority of whose voting shares are now or hereafter owned or controlled directly or indirectly by MERIDIAN. A company shall be considered an Affiliate for only so long as such ownership or control exists.

         b. Without limitation of the foregoing, such license shall entitle MERIDIAN and its Affiliates to make, have made, import, use, offer to sell, and sell any products, components or subassemblies and to practice any methods or processes within the claims of the Patents. No rights or licenses are granted or deemed granted hereunder or in connection herewith, other than those rights and licenses expressly granted in this Agreement, and MOLECULAR has no obligation to provide MERIDIAN with any information or know-how.

4.       Grant of Stock

         a. In consideration, MERIDIAN will issue to MOLECULAR XXXXXXX shares of common stock of MERIDIAN Instruments, Inc., (hereinafter referred to as the "Shares"), within thirty days after the effective date of this Agreement. The Shares issued to MOLECULAR shall be subject to the terms and conditions set forth below.

         b.       MOLECULAR represents and warrants to MERIDIAN as follows:

                  i. Investment. MOLECULAR is acquiring the Shares for investment purposes, without a view to or for resale in connection with, any distribution thereof.

                  ii. Transfers. MOLECULAR understands that since the Shares have not been registered under the Securities Act or applicable state securities laws, MOLECULAR must bear the economic risk of an investment in such securities for an indefinite period of time unless they are subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. In that regard, MOLECULAR has been advised that:


           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR INFORMATION
                            WHICH HAS BEEN STRICKEN

                           (1) MERIDIAN has no obligation to register the Shares under the Securities Act or any Blue Sky Laws.

                           (2) MERIDIAN is not subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and Rule 144 is not presently available for public release of the Shares. It acknowledges that the Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. It has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities purchased in a private placement subject to the satisfaction of certain conditions.

                  iii. Ability to Bear Risk. MOLECULAR is able to bear the economic risk of an investment in the Shares, including, without limiting the generality of the foregoing, the risk of losing part or all of its investment and the possible inability to sell or transfer the Shares for an indefinite period of time.

                  iv. Accredited Investor. MOLECULAR is an "accredited investor," as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.

                  v. Restrictive Legend. MOLECULAR agrees that the certificates representing the Shares will bear the following restrictive legend:

                           THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAW OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED TO EFFECTUATE SUCH TRANSACTION.

                  vi. Liquidity. MOLECULAR's financial condition is such that the undersigned is under no present need to dispose of any portion of the Shares to satisfy any existing or contemplated undertaking or indebtedness.

                  vii. Risk Factors. MOLECULAR understands that investment in the Shares is speculative and involves significant risks. In addition to the general economic risks inherent in most businesses and the uncertainties associated with anticipating and predicting business behavior and results, MOLECULAR has been advised that the following factors are those which, at the date of this Agreement, are considered by management of MERIDIAN to represent the principal significant risks applicable to an investment in the Shares, although other factors may ultimately affect MERIDIAN or an investment in it in a manner and to a degree which cannot be foreseen:

                           (1) XXXXXXXXX; requirement for XXXXXXXX. MERIDIAN is continuing to XXXXXXXXXXXX, and as a result, it is likely that MERIDIAN will XXXXXXXXXXXXXXXXXXXXXXXXX. When MERIDIAN seeks XXXXXXXXXX (i) there can be no assurance that such XXXXXXXXXXXX will be available or that they will be available on favorable terms, and (ii) the XXXXXXXX of MOLECULAR may be substantially XXXXX.

                           (2) Arbitrary Sales Price. The sales price of the Shares has been arbitrarily set by MERIDIAN and bears no relation to assets, book value or other established criteria of value.

                           (3) No Operating Control. MOLECULAR will not be able to control operations or remove, replace or direct management in the activities of MERIDIAN.

                  viii. Sophistication. By reason of MOLECULAR's knowledge and experience in financial and business matters in general, the industry of which MERIDIAN is a part, and investments of this type in particular, MOLECULAR is capable of evaluating the merits and risks of any investment in the Shares.

5.       Stock Put

         a. If any of the following conditions occurs prior to July 31, 1999, MOLECULAR shall have the right to require MERIDIAN to purchase the Shares upon the terms and provisions hereinafter set forth (which right of MOLECULAR is hereinafter referred to as the "Put"), subject to the provisions of Paragraph 6(b) hereof:

                  i. MOLECULAR enters into XXXXXXXXXXXXX under U.S. Patent Re. 34,214 with XXXXXXXXXX of the XXXXXXXXX defined by Paragraph 5(a)(iv).

                  ii. MOLECULAR enters into XXXXXXXXXXXXXX under U.S. Patent Re. 34,214 with XXXXXXX of the XXXXXXXX defined by Paragraph 5(a)(iv), and is in XXXXX Xconcerning U.S. Patent Re. 34,214 with XXXXXXXX of the remaining XXXXXX. MOLECULAR shall be obligated to XXXXXXX such XXXXXXXXXXX (excluding a XXXXXXXXX XXXXXXXXXXXXX) or until MOLECULAR shall have entered into a XXXXXXX XXXXXXXXXX with such company.


           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR INFORMATION
                            WHICH HAS BEEN STRICKEN

                  iii. MOLECULAR successfully XXXXX the XXX of U.S. Patent Re. 34,214 to XXXXXX (excluding a XXXXXXXXXXXXXXXXXXXXXXXX) by a XXXXXXXXX against XXXXXXXXXXX of the XXXXXX defined by Paragraph 5(a)(iv). Such condition is satisfied only if no XXXXXXXXXX of U.S. Patent Re. 34,214 that is at issue in such XXXXXX is found XXXXXXX XXXXXXX.

                  iv. The XXXXXXXXXXX referred to above in Paragraphs 5(a)(i)-(iii) are defined as follows: Upon execution of this agreement, the XXXXX are XXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX.

                           (1) If any of the above-listed XXXXX shall XXXXXX from the XXX
                                    XXXXXXXXXXXXXXXXXXXXXXXXXXX U.S. Patent Re.
                                    34,214, then a XXXXXXXX may be made at the request of either party. Upon such request:
                                    (a) each party will propose XXXXXXXXXX; (b) each party will prioritize a combined list of such XXXXXXXXXXXX; (c) the prioritized lists will be combined to determine the highest ranking XXXXX on the combined prioritized lists and that XXXXXX shall be the XXXXX. In the case of a tie, then the XXXXXXXXXX shall be determined by lot among the tied XXXXXX.

                           (2) As to each XXXX, any XXXXXXXXXXXXX must include at all times any XXXXXX of the named XXXX which manufactures or sells product in the United States or which ships product to the United States.

         b. The purchase price for the Shares upon exercise of the Put shall be the sum of $XXXXX, plus $XXXXXX per month starting May 1, 1995.

         c. In the event MOLECULAR shall satisfy any of the conditions set forth in Paragraph 5(a) hereof prior to July 31, 1999, the license granted to MERIDIAN under Paragraph 3 shall be subject to the terms set forth in Paragraph 8.

         d. If the Put is not exercised within 90 days of the fulfillment of one of the conditions of Paragraph 5(a), MOLECULAR shall retain the Shares but the right to exercise the Put terminates.

         e. In the event that MOLECULAR exercises the Put, MERIDIAN shall pay the purchase price for the Shares purchased from MOLECULAR according to the following payment schedule:

                  i. If the Put is exercised in 1996, MERIDIAN shall pay MOLECULAR XX XX of the purchase price upon the exercise of the Put and shall pay the remainder of the purchase price XXXXX thereafter;


           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR INFORMATION
                            WHICH HAS BEEN STRICKEN

                  ii. If the Put is exercised in 1997, MERIDIAN shall pay MOLECULAR XX-XXX of the purchase price upon the exercise of the Put, and shall pay the remainder of the purchase price XXXXXXXXXXXXXXXX thereafter;

                  iii. If the Put is exercised in 1998, MERIDIAN shall pay MOLECULAR XXX XXXX of the purchase price upon the exercise of the Put, and shall pay the remainder of the purchase price XXXXXXXXXXXX thereafter;

                  iv. If the Put is exercised in 1999, MERIDIAN shall pay MOLECULAR XXX XXX of the purchase price upon the exercise of the Put, and shall pay the remainder of the purchase price XXXXXXXXXX thereafter.

         f. Upon request by MERIDIAN, MOLECULAR shall subordinate MERIDIAN's obligation to pay the balance of the purchase price for the Shares pursuant to such Subordination Agreement as may be reasonably requested by any bank or other financial institution providing financing to MERIDIAN, and any other secured creditor of MERIDIAN.

6.       Stock Call

         a. MERIDIAN shall have a right to purchase, for a total price of $XXX, the Shares if either of the following conditions occur:

                  i. MOLECULAR, by XXXX, fails to XXXXXXX the XXXXXXXX specified in Paragraph 5(a)(i) or to satisfy the conditions specified in Paragraph 5(a)(ii); or

                  ii. U.S. Patent Re. 34,214 is declared or otherwise found XXXXXXXXX or XXXXXXXXXX in a XXXXXXXXXXX by a XXXXXXXXX. Such condition is satisfied if any XXXXXXXXXXXXX of U.S. Patent Re. 34,214 that is at issue in XXXXXXX is found XXXXXXXXXX.

         b. Upon any merger or consolidation of MERIDIAN, or a transfer of more than 50% of the issued and outstanding common stock of MERIDIAN or upon a sale of substantially all of the assets of MERIDIAN, any of which transactions shall occur prior to such time as MOLECULAR shall have the right to exercise the Put, MERIDIAN shall have the right to purchase the Shares for a purchase price equal to the purchase price which would be applicable upon the exercise of the Put on such date, provided however,

                  i. the entire purchase price shall be paid by MERIDIAN within thirty days of notice of exercise of such purchase of the Shares unless MOLECULAR shall have given the notice contemplated by Paragraph 6(b)(ii) hereof, and

                  ii. MERIDIAN shall not have such right to purchase the Shares under the terms of Paragraph 6(b) hereof if within fifteen days after notice by MERIDIAN to MOLECULAR of the exercise of such right to purchase the Shares, MOLECULAR shall notify MERIDIAN that it is permanently and

           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR INFORMATION
                            WHICH HAS BEEN STRICKEN
                           irrevocably waiving any right to exercise the Put pursuant to Paragraph 5 hereof, provided further, that such waiver by MOLECULAR shall not affect the rights and obligations of MERIDIAN and MOLECULAR under Paragraph 8 of this Agreement in the event that MOLECULAR shall satisfy any of the conditions set forth in Paragraph 5(a) prior to July 31, 1999.

         c. The rights of MERIDIAN set forth in each of Paragraph 6(a) above and Paragraph 6(b) above are hereinafter individually, and sometimes collectively, referred to as the "Call." In the event of the exercise of the Call set forth in Paragraph 6(a) hereof, or in the event of the exercise of the Call set forth in Paragraph 6(b) hereof, if MOLECULAR does not elect to give the notice contemplated by Paragraph 6(b)(ii),

                  i. the license under U.S. Patent Re. 34,214 set forth in Paragraph 3 of this Agreement shall terminate as to products not made prior to written notice of exercising the Call;

                  ii. all products made prior to such written notice shall have a continuing royalty-free license under U.S. Patent Re. 34,214; and

                  iii. all products, regardless of when made or sold by MERIDIAN or its Affiliates, shall be licensed under a continuing irrevocable royalty-free license under the related foreign patents and patent applications.

7.       Other Stock Provisions

         a. MOLECULAR shall grant to MERIDIAN's Chief Executive Officer or other designee of MERIDIAN's Board of Directors an irrevocable voting proxy on the Shares in the form attached hereto as Exhibit B.

         b. MOLECULAR waives any rights as a shareholder to any financial statements or other reports of MERIDIAN.

         c. The shares issued to MOLECULAR are not transferable and will be subject to a legend describing the Put and Call, and all other restrictions applicable to the Shares under this Agreement.

8.       License Provisions

The provisions of this paragraph come into effect if and when MOLECULAR shall satisfy any of the conditions set forth in Paragraph 5(a) hereof prior to July 31, 1999. In such event:

         a. MERIDIAN and its Affiliates shall continue to have a non-exclusive transferable worldwide license under U.S. Patent Re. 34,214 and all related foreign patents and patent applications as set forth in Paragraph 3 of this Agreement.

         b. For each Insight system or component, including the confocal microscope, associated optics (including lenses), computers, monitors, and software relevant to the generation of 3-D confocal images, but excluding accessories or peripherals unrelated to the generation of 3-D confocal images ("the LICENSED PRODUCTS"), made used, shipped or sold by or for MERIDIAN in, from, or to the United States that is within the scope of any claim of U.S. Patent Re. 34,214, MERIDIAN shall pay MOLECULAR a royalty of X% of the net sales price of the LICENSED PRODUCTS. The royalty of this subparagraph shall have a cap of $XXXXX for the first $XXXXX in annual sales of the LICENSED PRODUCTS, but the cap is eliminated for the year following any year in which the annual sales of the LICENSED PRODUCTS exceed $XXXXXXX.

         c. Every ACAS, Ultima, or similar product made, used, sold, imported, or offered for sale by or for MERIDIAN shall be royalty-free.

         d. Every product made and sold by or for MERIDIAN entirely outside the United States shall be royalty-free.

         e. Notwithstanding Paragraph 8(b) to the contrary, MERIDIAN shall pay no royalties with respect to products shipped to Affiliates of MERIDIAN for the sole and exclusive use of such Affiliates.

         f. All royalty payments shall be due and payable on the 15th day of the calendar quarter immediately succeeding the month in which the sales price was collected. All payments shall be made to such bank account or other location or person as MOLECULAR may designate in writing from time to time.

         g. MERIDIAN agrees to make and keep full and accurate books and records in sufficient detail to enable royalties payable hereunder to be determined. From time to time on reasonable notice, MOLECULAR's certified public accountants shall have full access to the books and records of MERIDIAN pertaining to activities under this Agreement solely to verify the accuracy of royalty payments. In no event shall such accountants be entitled to make copies of any information relating to a particular customer of MERIDIAN, and such accountants shall not disclose to MOLECULAR the identity of, or any information relating to, any customer of MERIDIAN. Prompt adjustment shall be made by the proper party to compensate for any errors or omissions disclosed by such audit.

9.       Validity and Infringement of U.S. Patent Re. 34,214

         a. MERIDIAN agrees not to challenge the validity, infringement, or enforceability of U.S. Patent Re. 34,214 either directly or indirectly so long as MERIDIAN has a license under that patent. However, MERIDIAN may raise issues of non-infringement for new products initially sold after December 1, 1996.

         b. The parties hereby agree that in the event that any claim of U.S. Patent Re. 34,214 is held to be invalid or unenforceable, and such judgment is final and non-appealable, then MERIDIAN shall pay no further royalties with respect to the sale


           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR INFORMATION
                            WHICH HAS BEEN STRICKEN
                  of any of MERIDIAN's products. Notwithstanding the foregoing, MERIDIAN shall have no right to repayment of any amounts previously paid by MERIDIAN on account of such non-infringing or invalidated Patent, provided that the foregoing shall not affect MERIDIAN's right to exercise the Call.

10.      Most Favored Licensee

In the event that MOLECULAR grants or has granted a license under U.S. Patent Re. 34,214 where such other license includes terms more favorable to the licensee than those contained in this Agreement, then the terms of this Agreement shall be adjusted to the more favorable terms of such other license, provided, however, MERIDIAN adopts any less favorable terms and conditions of such other license. MOLECULAR shall supply to MERIDIAN's counsel, on an "ATTORNEYS' EYES ONLY" basis, a copy of all such licenses within thirty days of entry into such licenses. MOLECULAR and MERIDIAN's counsel shall agree on redacted licenses or summaries of relevant terms to be supplied to MERIDIAN.

11.      Image Space Software

MOLECULAR shall offer to MERIDIAN to resell MOLECULAR's Image Space software as an OEM at a discount of XX%. Whenever MERIDIAN sells Image Space software with a Meridian product, the sale of such Meridian product shall be royalty free.

12.      Disclosure of ENE Materials

The parties agree that the parties can disclose all communications made and documents prepared in connection with the Early Neutral Evaluation proceeding of November 14, 1995 to third parties under a confidentiality agreement. The parties agree that such communications and documents shall not be used in any connection in any other proceedings.

13.      Destruction or Return of Confidential Materials

The parties and their attorneys agree that they will destroy or return to the other party, pursuant to Paragraph 22 of the stipulated protective order in this lawsuit, all documents originating from the other party and marked "Confidential Information" or "Confidential -- Outside Counsel Only."

14.      No Admission of Wrongdoing

Nothing in this Settlement Agreement shall be construed as an admission of wrongdoing against any party hereto.

15.      Scope and Transferability

         a. This Agreement shall be binding upon and inure to the benefit of the parties hereto, and each of them, and each of all of their representatives, attorneys, officers, directors, shareholders, heirs, partners, successors, assigns, licensees, employees, affiliates and agents.

         b. The patent license set forth in this Agreement shall be transferable without restriction in the event of a sale or merger of MERIDIAN or a sale of substantially all of the assets of MERIDIAN. No aspect of this Agreement shall inhibit MERIDIAN's ability to enter into any financing agreement, secured, unsecured, or otherwise. MOLECULAR shall promptly sign any consent, verification, or other document reasonably required for facilitation or closing of a sale or merger of MERIDIAN or a financing by MERIDIAN of any type, including a secured financing.

16.      Governing Law

This Agreement shall in all respects be governed, interpreted, and construed in accordance with the laws of the State of California without regard to its provisions with respect to conflicts of laws.

17.      Waiver

A waiver of any breach of any provision of this Agreement shall not be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement.

18.      Notices

All notices shall be in writing and shall be given by registered or certified letter to the parties at the addresses indicated above. Either party may change its address by giving the other party notice of such new address.

19.      Entire Understanding

This Agreement embodies the entire understanding between the parties relating to the subject matter hereof, whether written or oral, and there are no prior representations, warranties or agreements between the parties not contained in this Agreement. Any amendment or modification of any provision of this Agreement must be in writing, dated and signed by both parties hereto.

20.      Invalidity of Agreement

If any provision of this Agreement is declared invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court. The parties shall consult and use their best efforts to agree upon a valid and enforceable provision which shall be a reasonable substitute for such invalid or unenforceable provision in light of the intent of this Agreement.

21.      Counterparts

This Agreement may be executed in any number of counterparts and each such counterpart shall be deemed to be an original.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed in duplicate by their duly-authorized representatives, effective as of the day and year first above written.

                                              MOLECULAR DYNAMICS, INC.


Dated:  March 29, 1996.                       By:  /s/ James M. Schlater
                                                   --------------------------
                                              Name:  James M. Schlater
                                                   --------------------------
                                              Title:  Chairman of the Board
                                                    -------------------------


                                              MERIDIAN INSTRUMENTS, INC.


Dated:  March 20, 1996.                       By:  /s/ Ian R.N. Bund
                                                   --------------------------
                                              Name:  Ian R.N. Bund
                                                   --------------------------
                                              Title:  Chairman
                                                    -------------------------

  J. WILLIAM WIGERT, JR. (047,252)
  STEPHEN M. EVERETT (121,619)
  MARIA S. CEFALU (107,937)
  LIMBACH & LIMBACH L.L.P.
  2001 Ferry Building
  San Francisco, CA 94111
  (415) 433-4150

  Attorneys for Defendant
  MERIDIAN INSTRUMENTS, INC.

  Noemi C. Espinosa (116,753)
  Valerie Russell (172,531)
  BROBECK, PHLEGER & HARRISON
  Two Embarcadero Place
  2200 Geng Road
  Palo Alto, CA 94303
  (415) 424-0160

   Attorneys for Plaintiff
   MOLECULAR DYNAMICS, INC.

                          UNITED STATES DISTRICT COURT

                     FOR THE NORTHERN DISTRICT OF CALIFORNIA

MOLECULAR DYNAMICS, INC.,                   )        Civil Action No.
a California corporation,                   )        C 94-04292 SAW (JSB) ENE
                                            )
                            Plaintiff,      )
                  vs.                       )        STIPULATION AND ORDER OF
                                            )        DISMISSAL WTIH PREJUDICE
MERIDIAN INSTRUMENTS, INC.,                 )
a Michigan corporation,                     )
                            Defendant.      )
                                            )
--------------------------------------      )
                                            )
     AND RELATED COUNTERCLAIM               )
                                            )
                                            )
--------------------------------------

         Plaintiff Molecular Dynamics, Inc. and defendant Meridian Instruments, Inc., by their attorneys of record hereby stipulate

STIPULATION AND ORDER OF
DISMISSAL WITH PREJUDICE                  - 1 -                  C 94-04292 SAW

EXHIBIT A TO SETTLEMENT AGREEMENT
  to dismissal of all claims and counterclaims asserted in the above-entitled action with prejudice.


                                            BROBECK, PHLEGER & HARRISON
                                            Two Embarcadero Place
                                            2200 Geng Road
                                            Palo Alto, CA 94303
                                            (415) 424-0160


Dated:                                      By:
      ------------------------                 ------------------------------
                                               Noemi C. Espinosa
                                               Valerie Russell
                                            Attorneys for Plaintiff
                                            MOLECULAR DYNAMICS, INC.


                                            LIMBACH & LIMBACH L.L.P.
                                            2001 Ferry Building
                                            San Francisco, CA 94111
                                            (415) 433-4150


Dated:                                      By:
      ------------------------                 ------------------------------
                                               J. William Wigert, Jr.
                                               Stephen M. Everett
                                               Maria S. Cefalu
                                            Attorneys for Defendant
                                            MERIDIAN INSTRUMENTS,INC.

IT IS HEREBY ORDERED.


Dated:
      ------------------------                 ------------------------------
                                                  U.S. District Judge


STIPULATION AND ORDER OF
DISMISSAL WITH PREJUDICE                    - 2 -                C 94-04292 SAW

                                IRREVOCABLE PROXY
                           (COUPLED WITH AN INTEREST)


         Molecular Dynamics, Inc., being the record owner of XXXXXXXXXXXXXXXXX XXXXXXXXXXXXXX shares of common stock of Meridian Instruments, Inc., a Michigan corporation, does hereby appoint Ian R. N. Bund as its proxy to execute written consents of shareholders and to attend all meetings of the stockholders of Meridian Instruments, Inc. with full power to vote and act for it in the same manner and extent that it might were it personally present at said meetings.

         The proxy shall have full power to substitute another person as my proxy and to revoke the appointment of any such substitute proxy.

         This proxy is given in connection with and pursuant to Paragraph 7(a) of a certain Settlement Agreement dated January ____, 1996 between Molecular Dynamics, Inc. and Meridian Instruments, Inc. By reason of the rights and restrictions contained in such Settlement Agreement for the benefit of Meridian Instruments, Inc. relating to the shares of common stock of Meridian Instruments, Inc. owned by Molecular Dynamics, Inc., and Ian R. N. Bund being the Chairman of the Board of Directors of Meridian Instruments, Inc., Molecular Dynamics, Inc. hereby acknowledges and agrees that this proxy is coupled with an interest, and therefore in accordance with Section 422(f) of the Michigan Business Corporation Act, this proxy is irrevocable.


                                             MOLECULAR DYNAMICS, INC.


Dated:  March 29, 1996                       By: /s/ James M. Schlater
                                                 --------------------------

                                             Name:   James M. Schlater
                                                   ------------------------
                                             Title:  Chairman of the Board
                                                   ------------------------


EXHIBIT B TO SETTLEMENT AGREEMENT


           CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR INFORMATION
                            WHICH HAS BEEN STRICKEN


                                           -3-